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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): August 13, 2002





                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



        Delaware                     1-5231                       36-2361282
(State of Incorporation)      (Commission File No.)             (IRS Employer
                                                             Identification No.)



                              One McDonald's Plaza
                            Oak Brook, Illinois 60523
                                 (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)

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Item 9.  Regulation FD Disclosure
---------------------------------

On August 13, 2002, each of the Chief Executive Officer, Jack M. Greenberg, and Chief Financial Officer, Matthew H. Paull, of McDonald's Corporation, submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit 99.1 and 99.2.

On August 13, 2002, McDonald's Corporation filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and attached to such report was a Written Statement pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of such Written Statement is attached hereto as an Exhibit 99.3 and is incorporated herein solely for purposes of this Item 9.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  McDONALD'S CORPORATION

                                                  (Registrant)



Date: August 13, 2002                             By: /s/ Matthew H. Paull
                                                      ------------------------
                                                      Matthew H. Paull
                                                      Corporate Executive Vice
                                                      President and Chief
                                                      Financial Officer

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                                  Exhibit Index

Exhibit No.
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Exhibit 99.1      Statement Under Oath of Principal Executive Officer dated
                  August 12, 2002

Exhibit 99.2 Statement Under Oath of Principal Financial Officer dated August 12, 2002

Exhibit 99.3 Written Statement of Chief Executive Officer and Chief Financial Officer dated August 13, 2002 (Incorporated herein solely for purposes of Item 9 of this Form 8-K)

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